UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2024

Seres Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37465	27-4326290
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

101 Cambridgepark Drive
Cambridge, MA	02140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 945-9626

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MCRB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01          Regulation FD Disclosure.

On August 6, 2024, Seres Therapeutics, Inc., a Delaware corporation (“Seres” or the “Company”), issued a press release announcing its entry into an Asset Purchase Agreement (the “Purchase Agreement”) with Société des Produits Nestlé S.A., a société anonyme organized under the laws of Switzerland (“SPN”), and a wholly-owned subsidiary of Nestlé S.A., a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The Company will hold a conference call at 8:30 a.m., Eastern Time, on August 6, 2024 to provide supplemental information regarding the proposed transaction.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 9.01.          Financial Statements and Exhibits

Exhibits

Exhibit No.	Description

99.1	Press Release issued by Seres Therapeutics, Inc., dated August 6, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Important Additional Information About the Transaction and Where to Find It

This communication is being made in respect of the proposed transaction involving Seres and SPN. Seres intends to file with the Securities and Exchange Commission (the “SEC”), a proxy statement and other relevant documents in connection with a special meeting of Seres’ stockholders for purposes of obtaining, stockholder approval of the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of Seres and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF SERES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SERES AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Seres with the SEC at the SEC’s website at www.sec.gov or from Seres at its website at ir.serestherapeutics.com.

Participants in the Solicitation

Seres and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Seres’ stockholders in connection with the proposed transaction will be set forth in Seres’ definitive proxy statement for its stockholder meeting at which the proposed transaction will be submitted for approval by Seres’ stockholders. You may also find additional information about Seres’ directors and executive officers in Seres’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on March 5, 2024, Seres’ Definitive Proxy Statement for its 2024 annual meeting of stockholders, which was filed with the SEC on March 5, 2024, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.

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Forward-Looking Statements

This communication contains “forward‑looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act that do not directly or exclusively relate to historical facts, including, without limitation, statements relating to the completion of the proposed transaction. Forward-looking statements may be identified by the context of the statement and generally arise when Seres or its management is discussing its beliefs, estimates or expectations. Such statements generally include words such as “believes,” “plans,” “intends,” “targets,” “aims,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” “could,” “should,” “would,” “may,” “seeks,” “might,” “predicts,” “projects,” or other similar expressions, or the negative of these terms or comparable terminology. Forward‑looking statements are prospective in nature and are not based on historical facts, but rather on our current plans and expectations and projections of our management about future events and are therefore subject to risks and uncertainties, many of which are outside Seres’ control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward‑looking statements. Such risks and uncertainties include, without limitation: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement, including in circumstances requiring Seres to reimburse certain SPN expenses; (2) the failure of Seres to obtain stockholder approval for the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction; (3) the effect of the announcement of the proposed transaction on Seres’ ability to retain and hire key personnel and maintain relationships with its customers, suppliers, advertisers, partners and others with whom it does business, or on Seres’ operating results and businesses generally; (4) the risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (5) the ability to meet expectations regarding the timing and completion of the proposed transaction, including with respect to receipt of required regulatory approvals; (6) the failure of Seres to receive conditional portions of the Transaction Consideration, including the Installment Payments and the Milestone Payments, as contemplated by the Purchase Agreement and the uncertainty of the timing of any receipt of any such payments; (7) the significant costs, fees and expenses related to the proposed transaction; (8) the disruption of management’s attention in delivering services under the Transaction Services Agreement; (9) the uncertainty of the quantum of Seres’ 50% share of the net profit/net loss during the profit sharing period of the Closing date until December 31, 2025 and the impact on Seres’ reported results and liquidity; (10) the uncertainty of the results and effectiveness of the use of proceeds from the proposed transaction; (11) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against Seres and/or its directors, executive officers or other related persons; and (12) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be completed within the expected time period or at all.

These and other risks and uncertainties are identified in more detail in Seres reports and filings with the SEC, including the risks and uncertainties set forth in Item 1A under the heading Risk Factors in Seres’ Annual Report on Form 10-K for the year ended December 31, 2023, Seres’ Quarterly Report on Form 10 Q for the fiscal quarter ended on March 31, 2024, filed with the SEC on May 8, 2024, and other subsequent periodic reports that Seres files with the SEC.

While the list of factors presented here is considered representative, this list should not be considered to be a complete statement of all potential risks and uncertainties. Any forward‑looking statements contained in this communication are made only as of the date of this filing, and we undertake no obligation to update forward‑looking statements to reflect developments or information obtained after the date hereof and disclaim any obligation to do so other than as may be required by applicable law. Readers are cautioned not to place undue reliance on any of these forward‑looking statements.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERES THERAPEUTICS, INC.

Date:	August 6, 2024	By:	/s/ Eric D. Shaff
		Name:	Eric D. Shaff
		Title:	President and Chief Executive Officer

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